SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                             (Amendment No.     )

Filed by the Registrant <checked-box>
Filed by a party other than the Registrant <square>

Check the appropriate box:
<checked-box>  Preliminary Proxy Statement
<square>  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
<square>  Definitive Proxy Statement
<square>  Definitive Additional Materials
<square>  Soliciting Material Pursuant to <square>  <section>240.14a-11(c)
      or <square>  <section>240.14a-12


                         SISKON GOLD CORPORATION
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

<checked-box>  No fee required
<square>  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11

      1) Title of each class of securities to which transaction applies:_______________________________________________
      2) Aggregate number of securities to which transaction applies:_______________________________________________
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________________________
      4)    Proposed maximum aggregate value of transaction:_______
      5)    Total fee paid:________________________________________


<square> Fee paid previously with preliminary materials.

<square> Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:________________________________
      2)    Form, Schedule or Registration Statement No.:__________
      3)    Filing Party:__________________________________________
      4)    Date Filed:____________________________________________

                            SISKON GOLD CORPORATION
                       350 Crown Point Circle, Suite 100
                            Grass Valley, CA  95945
                                (916) 273-4311






To the Shareholders of Siskon Gold Corporation:

      You are invited to attend the Annual Meeting of the Shareholders of Siskon Gold Corporation ("Siskon") which will be held on Monday, August 4, 1997, at 10:00 a.m. (Pacific Time), at the offices of Bartel Eng Linn & Schroder, 300 Capitol Mall, Suite 1100, Sacramento, California 95814.

      The accompanying Notice of the Annual Meeting of Shareholders and Proxy Statement contain important information regarding the election of Siskon's Board of Directors, a proposed amendment to Siskon's stock option plan, a proposed amendment to Siskon's Articles of Incorporation increasing the authorized share capital and the proposed reincorporation of Siskon from the State of California to the State of Nevada. I urge you to read the materials carefully and to give these matters your close attention.

      We hope you will be able to attend the Annual Meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date, and return the enclosed proxy promptly. You may, of course, revoke your proxy if you attend the meeting and choose to vote in person.

                                    Sincerely,

                                    Timothy A. Callaway
                                    President, Chief Executive Officer,
                                    and Chairman of the Board

June 11, 1997

                            SISKON GOLD CORPORATION
                       350 Crown Point Circle, Suite 100
                            Grass Valley, CA  95945
                                (916) 273-4311

                 NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON MONDAY, AUGUST 4, 1997

      NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of Siskon Gold Corporation, a California corporation ("Siskon"), will be held on Monday, August, 4, 1997, at 10:00 a.m. (Pacific Time), at the offices of Bartel Eng Linn & Schroder, 300 Capitol Mall, Suite 1100, Sacramento, CA 95814, for the following purposes, all of which are more completely discussed in the accompanying Proxy Statement:

      1. To elect four directors to serve one-year terms or until their successors have been elected and qualified;

      2.    To  approve   amendments  to  Siskon's  Articles  of  Incorporation
            increasing the authorized share capital;

      3.    To approve amendments to Siskon's Amended Stock Option Plan;

      4. To approve the reincorporation from the State of California to the State of Nevada; and

      5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Only shareholders of record at the close of business on June 10, 1997, are entitled to notice of and to vote at the Annual Meeting of the Shareholders.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    Michael K. Epstein
                                    Corporate Secretary

June 11, 1997



YOU ARE CORDIALLY INVITED TO ATTEND SISKON'S ANNUAL MEETING OF SHAREHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                PROXY STATEMENT
                                      of
                            SISKON GOLD CORPORATION
                       350 Crown Point Circle, Suite 100
                            Grass Valley, CA  95945
                                (916) 273-4311

                    INFORMATION CONCERNING THE SOLICITATION

      This Proxy Statement is furnished to the shareholders of Siskon Gold Corporation ("Siskon" or the "Company") in connection with the solicitation of proxies on behalf of Siskon's Board of Directors for use at Siskon's Annual Meeting Of Shareholders (the "Meeting") to be held on Monday, August 4, 1997, at 10:00 a.m. (PDT), at the offices of Bartel Eng Linn & Schroder, 300 Capitol Mall, Suite 1100, Sacramento, California 95814, and at any and all adjournments thereof. Only shareholders of record on June 10, 1997, will be entitled to notice of and to vote at the Meeting.

      The proxy solicited hereby, if properly signed and returned to Siskon and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for the Board of Directors, "FOR" the approval of Proposal Nos. 2, 3 and 4 and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by
(i) filing with Siskon written notice of its revocation addressed to Michael K. Epstein, Corporate Secretary, Siskon Gold Corporation, 350 Crown Point Circle, Suite 100, Grass Valley, California 95945, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

      Siskon will bear the entire cost of preparing, assembling, printing, and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries, and custodians to be forwarded to beneficial owners of the Class A common stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, employees, and agents of Siskon may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which Siskon will also bear.

      A copy of Siskon's Annual Report for the year ended December 31, 1996, accompanies this Proxy Statement.

      This Proxy Statement and form of proxy were first mailed to shareholders on or about June 20, 1997.

                         RECORD DATE AND VOTING RIGHTS

      Siskon is authorized to issue up to 49,500,000 shares of Class A common stock, par value $0.001, 500,000 shares of Class B common stock, par value $0.001, and 10,000,000 shares of preferred stock, par value $0.001. Of the 10,000,000 preferred stock, 2,400 have been designated Series A convertible preferred stock. As of June 3, 1997, 26,816,139 shares of Class A common stock, 638 shares of Series 1 Class B common stock, and 301 shares of Series A convertible preferred stock were issued and outstanding. Each share of Class A common stock and Series 1 Class B common stock shall be entitled to one vote on all matters submitted for shareholder approval. Except for Proposal No. 4, the holders of the Series A convertible preferred stock have no voting rights. The record date for determination of shareholders entitled to notice of and to vote at the Meeting is June 10, 1997. Siskon's Articles of Incorporation do not provide for cumulative voting.

      The four nominees receiving the highest number of votes shall be elected as Directors. The affirmative vote of a majority of the Class A common stock and Series 1 Class B common stock, voting in person or by proxy together as a class, is necessary to approve Proposal Nos. 2 and 3. The affirmative vote of a majority of the outstanding Class A common stock, Series 1 Class B common stock, and Series A Preferred Stock, voting as separate classes, is necessary to approve Proposal No. 4. Under California law, abstentions and broker non-votes shall be counted for purposes of determining a quorum, but will not be counted for or against the proposal. Therefore, abstentions and broker non-votes will have no effect on the election of directors, but will have the effect of a "no" vote for Proposal Nos. 2 and 3.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

      The authorized number of Directors of Siskon is set forth in Siskon's Bylaws as not less than five nor more than nine. The Board of Directors has fixed this number at five Directors. Although the authorized number of directors is currently five, there are only four nominees to the Board of Directors. Therefore, there is a vacancy on Siskon's Board immediately after the election. At this time, the Board has decided not to elect a fifth nominee to the board, but may do so in the future.

      All duly elected Directors will serve and hold office until the next annual meeting or until their respective successors have been duly elected and qualified. Unless authority is withheld, the enclosed proxy will be voted for the four nominees. In the event that any of the nominees should unexpectedly decline or be unavailable to act as a Director, the enclosed proxy may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate any person in addition to, or in lieu of, those named below. On March 31, 1997, Mr. Charles D. Snead resigned as a director. On March 31, 1997, the board appointed Mr. David A. Lawler to fill Mr. Snead's position on the board. Mr. Lawler previously served as a Siskon board member from April 1992 to November 1995. Mr. Lawler has replaced Mr. Snead as a member of Siskon's Audit and Stock Option and Compensation Committees.

      The Board of Directors held eight meetings during 1996. During fiscal 1996, Messrs. Bartel and Snead comprise the Board's Audit Committee and Stock Option and Compensation Committee. The Audit Committee held two meetings during 1996, and the Stock Option and Compensation Committee held three meetings during 1996. The Board does not have a Nominating Committee. Each Director attended at least seventy-five percent of the meetings of the Board or of the meetings of the committees on which he serves.

      The primary function of the Audit Committee is to review the scope and results of audits by Siskon's independent auditors, Siskon's internal accounting controls, non-audit services performed by the independent accountants, and the cost of accounting services.

      The Stock Option and Compensation Committee administers  the Siskon Stock
Option  Plan  and  considers  and  approves  compensation,  remuneration,   and
incentive arrangements for Officers of Siskon.

NOMINEES FOR DIRECTOR

      The following table sets forth the persons nominated by the Board of Directors for election as Directors and certain information with respect to those persons.

NOMINEE                           AGE                    DIRECTOR SINCE

Timothy A. Callaway               45                     1990

Michael K. Epstein                50                     1991

Scott E. Bartel                   40                     1993

David A. Lawler                   46                     1996


BACKGROUND OF NOMINEES

      TIMOTHY A. CALLAWAY. Since September 1991, Mr. Callaway has served as the President, Chief Executive Officer, and a Director of Siskon, and, since June 1994, as Chairman of the Board of Directors. From June 1992 to March 1994, he served as Chief Financial Officer of Siskon. From September 1990 to September 1991, he served as President, Chief Executive Officer, and a Director of both Centurion Gold Ltd. and U. S. Precious Metals, Inc., predecessors to Siskon. Previously, Mr. Callaway was employed by Battle Mountain Gold Company as President and Chief Executive Officer of its exploration and development subsidiary, Sierra Gold Development, from August 1987 until August 1989.

      MICHAEL K. EPSTEIN. Mr. Epstein has served as a Director of Siskon since October 1991 and since March 1994 as Vice President and Chief Financial Officer. Since February 1997, Mr. Epstein has served as corporate secretary. For more than the previous five years, Mr. Epstein served as the Controller for the Grupe Companies, a diversified real estate development company based in Stockton, California.

      SCOTT E. BARTEL. Mr. Bartel has served as a Director of Siskon since April 1993. Currently, and for more than the previous five years, Mr. Bartel has been a founding shareholder of the law firm of Bartel Eng Linn & Schroder, Sacramento, California.

      DAVID A. LAWLER. Mr. Lawler is currently, and has been for more than the previous five years, a principal of Lawler and Associates, a geoscience consulting firm based in Berkeley, California, specializing in evaluating precious metal deposits. Mr. Lawler previously served as a director of the Company from 1992 to 1995.

EXECUTIVE OFFICERS

      The following table sets forth certain information with respect to the Executive Officers of Siskon.

NAME                          POSITIONS WITH SISKON                   AGE      OFFICE HELD SINCE

Timothy A. Callaway           President                                45          1990
                              Chief Executive Officer
                              Chairman of the Board of Directors

Michael K. Epstein            Vice President-Finance                   50          1994
                              Chief Financial Officer
                              Corporate Secretary

      Executive Officers are elected annually by the Board of Directors and serve at the pleasure of the Board. There is no family relationship between any of the Officers or Directors.

BACKGROUND OF EXECUTIVES.

      For the background for Messrs. Callaway and Epstein, see "Nominees for Director" above.

DIRECTORS' COMPENSATION AND STOCK GRANT PLAN

      All Directors of Siskon initially receive $10,000 of Class A common stock for serving as Directors and thereafter each Director receives $10,000 of Class A common stock per year pursuant to the Siskon Directors Stock Grant Plan. Each non-employee Director also receives $500 per meeting attended. In addition, members of the Board's Stock Option and Compensation Committee receive options to purchase 1,500 shares of Class A common stock upon completion of each full year of service on such Committee. The members of the Audit Committee receive $500 per meeting attended not held concurrently with a Director's Meeting.

EXECUTIVE COMPENSATION

      The following table sets forth the aggregate cash compensation paid for the past three years for services of Timothy A. Callaway, the President, Chief Executive Officer, and Chairman of the Board, and of Michael K. Epstein, Director and Chief Financial Officer. No other executive officers of Siskon received total compensation in 1996 in an amount exceeding $100,000.


                             SUMMARY COMPENSATION TABLE

                              Annual Compensation                                Awards                   Payouts

                                                        OTHER
                                                        ANNUAL       RESTRICTED   SECURITIES
                                                        COMPENSA-    STOCK        UNDERLYING         LTIP       ALL OTHER
NAME AND PRINCIPAL                                      TION         AWARD(S)     OPTIONS            PAYOUTS    COMPENSA-
POSITION              YEAR      SALARY       BONUS      ($)          ($)          (#)                ($)        TION

TIMOTHY A. CALLAWAY   1996      $227,935     $4,320     $10,000(1)    $0                 0            $0          $0
CEO, PRESIDENT AND    1995      $208,705          0     $10,000(1)    $0                 0            $0          $0
CHAIRMAN OF THE       1994      $188,596          0     $10,000(1)    $0                 0            $0          $0
BOARD

MICHAEL K. EPSTEIN    1996      $ 98,987          0     $10,000(1)    $0            50,000(2)         $0          $0
CFO AND DIRECTOR      1995      $ 92,907          0     $10,000(1)    $0           100,000(3)         $0          $0
                      1994      $ 63,927          0     $10,000(1)    $0           100,000(4)         $0          $0

        (1) REPRESENTS $10,000 WORTH OF SHARES OF CLASS A COMMON STOCK EARNED FOR SERVING AS A DIRECTOR.
        (2) TEN YEAR OPTIONS TO PURCHASE 50,000 SHARES OF CLASS A COMMON STOCK WERE GRANTED AT $1.88 PER SHARE SUBJECT TO VESTING. 10,000 SHARES VESTED IN 1996.
        (3) TEN YEAR OPTIONS TO PURCHASE 100,000 SHARES OF CLASS A COMMON STOCK WERE GRANTED AT $3.05 PER SHARE SUBJECT TO VESTING. 20,000 VESTED IN 1994, 20,000 VESTED IN 1995, 20,000 VESTED IN
               1996, AND 20,000 SHALL VEST ANNUALLY FROM 1997 TO 1998. TEN YEAR OPTIONS TO PURCHASE 100,000 SHARES OF CLASS A COMMON STOCK AT $4.00 AND $4.24 GRANTED IN 1994 WERE CANCELLED. SEE FOOTNOTE
               (4).
        (4) TEN YEAR OPTIONS TO PURCHASE 50,000 SHARES OF CLASS A COMMON STOCK AT $4.00 PER SHARE AND 50,000 SHARES OF CLASS A COMMON STOCK AT $4.24 PER SHARE WERE GRANTED SUBJECT TO VESTING. 20,000 VESTED IN 1994 AND 20,000 VEST ANNUALLY FROM 1995 TO 1998. THE OPTIONS WERE CANCELLED IN 1995.

EMPLOYMENT AGREEMENTS

      Mr. Callaway serves as President, Chief Executive Officer, and Chairman of the Board of Directors. Mr. Callaway's Employment Agreement dated October

8, 1991, and amended on February 12, 1993, provides for compensation equal to $150,000 per year, subject to annual cost of living increases equal to 7% of base salary until December 31, 1995, and thereafter to be reviewed by the Board of Directors. The term of Mr. Callaway's Employment Agreement is unstated and may be terminated upon 60 days' notice by Mr. Callaway or by Siskon with or without cause. In the event Mr. Callaway is terminated by Siskon without cause, Mr. Callaway is entitled to receive severance pay equal to four years of his annual salary. In addition, the Employment Agreement provides that in the event Mr. Callaway is terminated other than "for cause" within six months of a change of control, Mr. Callaway shall be paid an amount equal to five years of his annual salary. Further, if, within two years of a change of control, Mr. Callaway determines, in his sole discretion, that the policies and procedures of the Board of Directors are unacceptable, upon Mr. Callaway's resignation, Mr. Callaway shall be paid an amount equal to his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity,
(ii) the issuance of 33% or more of the outstanding securities in connection with a merger, (iii) the acquisition of Siskon in a merger or other business combination, or (iv) the sale or transfer of 50% or more of Siskon's assets or earning power.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires Siskon's Directors, Executive Officers, and persons who own more than 10% of Siskon's outstanding Class A common stock to file reports of ownership and changes in ownership with the SEC. Directors, Executive Officers, and shareholders of more the 10% of Siskon's Class A common stock are required by SEC regulations to furnish Siskon with copies of the Section 16(a) forms they file.

      Based solely on a review of the copies of such forms furnished to Siskon, or written representations that such filings were not required, Siskon believes that, during the calendar year 1996, all Section 16(a) filing requirements applicable to its Directors, Officers, and shareholders of more than 10% of Siskon Class A common stock were complied with.

SISKON STOCK OPTION PLAN

      The Siskon Stock Option Plan (the "Stock Option Plan") was approved by Siskon's stockholders in August 1991 and amended in June 1993 and June 1994. A total of 660,500 shares have been approved for issuance and are subject to options under the Stock Option Plan. Siskon is proposing to amend the Stock Option Plan to increase the number of shares of Class A common stock covered under the Stock Option Plan from 660,500 shares to 10,000,000 shares, assuming Proposal No. 2 is approved increasing Siskon's authorized share capital. See Proposal No. 3.

      The Stock Option Plan permits the grant of stock options to employees, officers, and certain directors. The purpose of the Stock Option Plan is to attract the best available personnel to Siskon and to give employees, officers, and certain directors of Siskon a greater personal stake in the success of the business.

      The Stock Option Plan is administered by the Stock Option and Compensation Committee, which determines the recipients of options and the terms of options granted, including the expiration date, exercise price, number of shares subject to the options, and vesting requirements, if any. The exercise price of all stock options granted under the Stock Option Plan must be at least equal to the fair market value of such shares on the date of grant, and the term of the stock options may be up to five years for all participants who are members of the Stock Option and Compensation Committee and up to ten years for all other participants.

      Upon completion of each full year of service on the Stock Option and Compensation Committee, each member of such Committee is granted options to purchase 1,500 shares of Class A common stock, at an exercise price equal to the closing price of such common stock on the last business day of the calendar year.

      During 1996, Mr. Callaway was not granted any options. The following table sets forth options granted to Mr. Epstein.


                                            OPTION GRANTS IN LAST FISCAL YEAR
                                                       Individual Grants
                                                  % OF TOTAL OPTIONS
                          NUMBER OF SECURITIES    GRANTED TO EMPLOYEES
                          UNDERLYING OPTIONS      IN FISCAL YEAR         EXERCISE OR BASE
NAME                      GRANTED (#)                                    PRICE ($/SH)       EXPIRATION DATE

MICHAEL K. EPSTEIN        50,000                  14%                    $1.88              AUGUST 15, 2006

      The market price of the Class A common stock on the date of the grant was $1.88.

      In 1996 Messrs. Callaway and Epstein did not exercise any options. The following table sets forth Messrs. Callaway's and Epstein's fiscal year end option values.


                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                   AND FISCAL YEAR-END OPTION VALUES
(a)                        (b)                        (c)                       (d)                       (e)
                                                                                NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED
                                                                                OPTIONS AT FY-END (#)     IN-THE-MONEY OPTIONS
                                                                                                          AT FY-END ($)

                            SHARES ACQUIRED ON                                  EXERCISABLE/              EXERCISABLE/
NAME                        EXERCISE (#)               VALUE REALIZED ($)       UNEXERCISABLE             UNEXERCISABLE

TIMOTHY A. CALLAWAY         0                          $0                       200,000 EXERCISABLE       $0(1)

MICHAEL K. EPSTEIN          0                          $0                        71,500 EXERCISABLE/      $0(1)
                                                                                 80,000 UNEXERCISABLE     $0(1)


(1) MARKET PRICE AT DECEMBER 31, 1996 FOR SHARE OF CLASS A COMMON STOCK WAS $0.78 WHICH WAS BELOW THE OPTION EXERCISE PRICE.

PRINCIPAL SHAREHOLDERS

      The following table sets forth, as of June 3, 1997, certain information with respect to the beneficial ownership of shares of Siskon Class A and Series 1 Class B common stock by all shareholders known by Siskon to be the beneficial owners of more than five percent of the outstanding shares of such common stock, all Directors and Executive Officers of Siskon individually, and all Directors and all Executive Officers of Siskon as a group. As of June 3, 1997, there were 26,816,139 shares of Class A common stock, 638 shares of Series 1 Class B common stock outstanding.

                                       No. of Shares
Name                                   Common Stock(1)            Percent

Carl Seaman                            3,539,290(2)               12.60%
12 The Poplars
Roslyn, NY

Linda Seaman                           1,579,533(3)                5.75%
12 The Poplars
Roslyn, NY

Vengold, Inc.                          3,347,289(4)               11.16%
200 Burrard Street, Suite 1788
Vancouver, British Columbia
Canada

Income Partnership of America          6,159,090(5)               19.41%
c/o Vanguard Communications
Benwick House
35 Levery Street
Birmingham, England

Penarth International Investments      1,947,607(6)                7.01%
c/o Alan Zazoff Associates, L.L.C.
160 Littleton Road, Suite 202
Parsippany, NJ

Timothy C. Callaway, President           448,835(7)                 1.66%
Chief Executive Officer and
Chairman of the Board

Michael Epstein, Director,               118,712(8)                    *
Chief Financial Officer, and Secretary

Scott E. Bartel, Director                 16,797(9)                    *

David A. Lawler                              300                       *

All Directors and Executive Officers
  as a group (4 persons)                 584,664(10)                2.17%


                                SERIES 1 CLASS B COMMON STOCK(1)

Charles D. Snead, Jr.                        638                   100.0%

Footnotes To Table

*       LESS THAN ONE PERCENT.

(1) EXCEPT AS INDICATED IN THE FOOTNOTES TO THIS TABLE, THE PERSONS NAMED IN THE TABLE HAVE SOLE VOTING AND INVESTMENT POWER WITH RESPECT TO ALL SHARES OF SISKON CLASS A OR SERIES 1 CLASS B COMMON STOCK SHOWN AS BENEFICIALLY OWNED BY THEM, SUBJECT TO COMMUNITY PROPERTY LAWS WHERE APPLICABLE.

(2) CARL SEAMAN AND LINDA SEAMAN ARE HUSBAND AND WIFE. MR. AND MRS. SEAMAN OWN $4.2 MILLION OF CONVERTIBLE NOTE WHICH IS DUE NOVEMBER 15, 1998. THE NOTE IS CONVERTIBLE INTO CLASS A COMMON STOCK AT $1.75 PER SHARE. INTEREST ON THE NOTE THROUGH NOVEMBER 15, 1997, IS PAID ANNUALLY IN CLASS A COMMON STOCK AT $3.50 PER SHARE. INTEREST ON THE NOTE THROUGH NOVEMBER 15, 1997, IS PAID ANNUALLY IN CLASS A COMMON STOCK AT $2.56 PER SHARE. MR. SEAMAN ALSO OWNS A $500,000 CONVERTIBLE NOTE WHICH IS DUE NOVEMBER 15, 1998. THE NOTE IS CONVERTIBLE INTO CLASS A COMMON STOCK AT $1.75 PER SHARE. INTEREST ON THE CONVERTIBLE NOTE THROUGH NOVEMBER 15, 1997, IS PAID ANNUALLY IN CLASS A COMMON STOCK AT $1.75 PER SHARE. MR. SEAMAN HAS THE RIGHT TO CONVERT $500,000 OF THE EXISTING CONVERTIBLE DEBT INTO CLASS A COMMON STOCK AS WELL. JORDAN SEAMAN AND DANA MANNING, THE SEAMAN'S CHILDREN, EACH OWN A $341,704 NOTE WHICH IS CONVERTIBLE INTO CLASS A COMMON STOCK AND THE SHARES UNDERLYING THE NOTES HELD BY THE SEAMANS' CHILDREN HAVE NOT BEEN ATTRIBUTED TO MR. SEAMAN. AS REPORTED ON SCHEDULE 13D FILED WITH THE SEC, MR. AND MRS. SEAMAN EACH HAVE AN INDEPENDENT RIGHT TO CONVERT UP TO ONE-HALF OF THE CONVERTIBLE PORTION OF THE NOTE INTO CLASS A COMMON STOCK. SEC RULE 13D-3(D) STATES THAT BENEFICIAL OWNERSHIP INCLUDES ALL SHARES WHICH THE BENEFICIAL OWNER HAS THE RIGHT TO ACQUIRE WITHIN 60 DAYS. CONSEQUENTLY, THE AMOUNT SHOWN FOR MR. SEAMAN INCLUDES 1,077,005 SHARES OF CLASS A COMMON STOCK, THE AMOUNT WHICH HE WOULD HAVE THE RIGHT TO ACQUIRE PURSUANT TO SUCH CONVERSION INCLUDING ACCRUED INTEREST THROUGH MAY 1997. MR. SEAMAN ALSO HAS WARRANTS TO PURCHASE 200,000 SHARES AT $6.00 THAT EXPIRE ON NOVEMBER 10, 1997. THE AMOUNT SHOWN FOR MR. SEAMAN ALSO INCLUDES 73,666 SHARES OF CLASS A COMMON STOCK OWNED BY CARL & ASSOCIATES, A GENERAL PARTNERSHIP OF WHICH MR. SEAMAN OWNS AN 80% EQUITY INTEREST AND THE REMAINING 20% INTEREST IS OWNED BY HIS CHILDREN. MR. SEAMAN DISCLAIMS BENEFICIAL OWNERSHIP OF THE 14,733 SHARES OF CLASS A COMMON STOCK ATTRIBUTED TO THE 20% INTEREST IN CARL & ASSOCIATES. THE AMOUNT SHOWN DOES NOT INCLUDE (A) 632,857 SHARES OF CLASS A COMMON STOCK WHICH LINDA SEAMAN HAS THE RIGHT TO ACQUIRE PURSUANT TO THE CONVERSION OF THE NOTE, OR (B) 946,676 SHARES OF CLASS A COMMON STOCK OWNED BY LINDA SEAMAN, THE BENEFICIAL OWNERSHIP OF WHICH IS DISCLAIMED BY MR. SEAMAN.

(3) THE AMOUNT SHOWN FOR MRS. SEAMAN INCLUDES 632,857 SHARES OF CLASS A COMMON STOCK WHICH SHE HAS THE RIGHT TO ACQUIRED PURSUANT TO THE CONVERSION RIGHT DESCRIBED IN FOOTNOTE (2) INCLUDING ACCRUED INTEREST THROUGH MAY 1997. THE AMOUNT SHOWN DOES NOT INCLUDE ANY OF THE SHARES SHOWN AS BENEFICIALLY OWNED BY CARL SEAMAN, THE BENEFICIAL OWNERSHIP OF WHICH IS DISCLAIMED BY MRS. SEAMAN.

(4) VENGOLD INC. OWNS A $3 MILLION CONVERTIBLE NOTE WHICH IS DUE NOVEMBER 15, 1998, WHICH IS CONVERTIBLE INTO CLASS A COMMON STOCK AT $2.56 PER SHARE. INTEREST ON THE CONVERTIBLE NOTE THROUGH NOVEMBER 15, 1997, IS PAID QUARTERLY IN CLASS A COMMON STOCK AT $2.56 PER SHARE. SEC RULE 13D-3(D) STATES THAT BENEFICIAL OWNERSHIP INCLUDES ALL SHARES WHICH THE BENEFICIAL OWNER HAS THE RIGHT TO ACQUIRE WITHIN 60 DAYS. CONSEQUENTLY, THE AMOUNT SHOWN FOR VENGOLD INCLUDES 1,186,435 SHARES OF CLASS A COMMON STOCK, THE AMOUNT WHICH VENGOLD WOULD HAVE THE RIGHT TO ACQUIRE PURSUANT TO SUCH CONVERSION INCLUDING ACCRUED INTEREST THROUGH MAY 1997. VENGOLD ALSO OWNS WARRANTS TO PURCHASE 2,000,000 SHARES AT $4.00 PER SHARE THAT EXPIRE ON NOVEMBER 15, 1998.

(5) INCOME PARTNERSHIP OF AMERICA OWNS 301 SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK WHICH IS CONVERTIBLE INTO CLASS A COMMON STOCK AT 75% OF THE AVERAGE MARKET PRICE FOR THE TEN DAYS PRIOR TO CONVERSION. THE SHARES SHOWN REFLECT THE CONVERSION AT THE CURRENT MARKET PRICE OF $0.09 PER SHARE.

(6) PENARTH INTERNATIONAL INVESTMENTS OWNS $60,000 PRINCIPALS OF CONVERTIBLE DEBT THAT IS CONVERTIBLE INTO CLASS A COMMON STOCK AT 75% OF THE AVERAGE MARKET VALUE PRICE FOR THE FIVE DAYS PRIOR TO CONVERSION. THE SHARES SHOWN REFLECT THE CONVERSION AT THE CURRENT MARKET PRICE OF $0.09 PER SHARE.

(7)     INCLUDES OPTIONS TO PURCHASE 200,000 SHARES OF CLASS A COMMON STOCK.

(8)     INCLUDES OPTIONS TO PURCHASE 101,500 SHARES OF CLASS A COMMON STOCK.

(9)     INCLUDES OPTIONS TO PURCHASE 6,000 SHARES OF CLASS A COMMON STOCK.

(10)    INCLUDES OPTIONS TO PURCHASE 277,500 SHARES OF CLASS A COMMON STOCK.

CERTAIN TRANSACTIONS

      On November 15, 1995, Siskon completed a private placement with Vengold Inc. Siskon received $5 million from the private placement which is comprised of $2 million for 39,062.5 shares of Siskon's Series 2 Class B common stock, $3 million principal convertible debt, warrants to purchase 2 million shares of Class A common stock at $3.50 which expired on December 31, 1996 and warrants to purchase an additional 2 million shares of Class A shares at $4.00 expiring November 15, 1997. The Series 2 Class B shares convert at the rate of 20 shares of Class A shares for each Series 2 Class B share. The $2 million Series 2 Class B shares equates to $2.56 per Class A share. The Series 2 Class B shares have the same rights as the Class A shares except that the Series 2 Class B shareholders have the right to elect two Directors to the Board of Directors. A Budget Committee of the Board was formed to approve project budgets for the expenditure of the $5 million. The Committee was comprised of three Directors, two of which can be appointed by the Series 2 Class B shareholders.

      During 1996, the $5 million in proceeds from the Vengold financing were expended by Siskon, the Budget Committee was dissolved and the two directors appointed by the holders of Series 2 Class B shares resigned. Furthermore, during 1996, the holders of Series 2 Class B shares converted all of their shares into 781,250 shares of Class A common stock.

      In connection with the Vengold private placement on November 15, 1995, the Seamans converted $1.8 million of their convertible debt into 707,678 shares of common stock at $2.56 per share, and agreed to receive interest at 10% per annum payable in common stock at $2.56 per share for two years and in cash thereafter, and extend the maturity date of the debt to November 15, 1998. The debt continues to be secured by the Big Horn and San Juan Mines.

      On May 17, 1996, Siskon borrowed $500,000 from Carl Seaman which is collateralized by the San Juan and Big Horn mines, is due November 15, 1998, and bears interest at ten percent with the principal and interest convertible into Class A common stock at $1.75 per share. In connection with the loan, Mr. Seaman was granted the right to convert $500,000 of the Seaman's existing convertible debt into Class A common stock at $1.75 per share as well. If a price placement is completed prior to November 15, 1998, at a price below $1.75 per share, Mr. Seaman would have the right to change the conversion price of his new note to the same as that under the private placement.

      Mr. Callaway, President, Chief Executive Officer and Chairman of the Board of Directors was paid $19,875 in 1995 for the rental of mining equipment by Siskon.

      Mr. Snead, a prior director of Siskon, was paid $47,950 in 1996 and $80,625 in 1995 for financial and permitting services provided to Siskon pursuant to his consulting agreement. Mr. Snead's Contract for Services provides for monthly consulting fees equal to a minimum of $5,000 per month and the stock compensation paid to other non-employee Directors. The Contract for Services expired July 1, 1996. Pursuant to Mr. Snead's original agreement, Mr. Snead purchased 1,000 shares of Series 1 Class B common stock at $1.00 per share. Each share of Series 1 Class B common stock is convertible into 100 shares of Class A common stock for every $25,000 raised in equity or debt financing by, and certain property ventures, acquisitions and leases entered into by Siskon for a period of two years, and attributed to Mr. Snead's actual level of involvement or contribution as determined by the Board of Directors ("Vesting Event"). The Series 1 Class B common stock, however, is subject to repurchase rights by Siskon at $1.00 per share upon a Vesting Event or upon termination of the Contract for Services. In the event Siskon exercises its right to repurchase the Series 1 Class B common stock, Mr. Snead will have the right to receive a percentage of the equity or debt financing proceeds raised by Siskon and attributed to Mr. Snead. The percentages range from 7% of the first $1 million to 3% of $5 million or more raised by Siskon.

      Mr. Bartel, a director of Siskon, is a shareholder of Bartel Eng Linn & Schroder which was paid $188,749 in 1996 and $184,340 in 1995 for legal services provided to Siskon.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE ELECTION OF DIRECTORS


                                 PROPOSAL TWO

   APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 49,500,000 TO 300,000,000

      This proposal seeks shareholder approval to amend Article FOURTH of the Company's Articles of Incorporation to change the aggregate number of shares of Class A Common Stock which the Company can issue from 49,500,000 to 300,000,000.

      Currently, Article FOURTH of the Company's Articles of Incorporation provide the following:

            FOURTH: The aggregate number of shares which the corporation shall have authority to issue is sixty million (60,000,000), of which forty-nine million five hundred thousand (49,500,000) shares shall be Class A common stock, $.001 par value, five hundred thousand (500,000) shares shall be Class B common stock, $.001 par value, and ten million (10,000,000) shares shall be preferred stock, $.001 par value.

      At a meeting of the Company's Board of Directors held on June 3, 1997, the Board approved a resolution to amend Article FOURTH of the Company's Articles of Incorporation by increasing the total shares of Class A common stock authorized for issuance from 49,500,000 to 300,000,000. Consequently, Proposal 2 seeks shareholder approval to amend Article FOURTH of the Company's Articles of Incorporation to read, in pertinent part, as follows:

            FOURTH: The aggregate number of shares which the corporation shall have authority to issue is three hundred ten million five hundred thousand (310,500,000), of which three hundred million (300,000,000) shares shall be Class A common stock, $.001 par value, five hundred thousand (500,000) shares shall be Class B common stock, $.001 par value, and ten million (10,000,000) shares shall be preferred stock, $.001 par value.

      Due to recent declines in the market value for the Company's Class A common stock, in order to proceed with additional capital raising activities, including, but not limited to, a possible shareholder's rights offering, the Board of Directors believes that it is in the best interest of the Company and all of its shareholders to increase the number of authorized shares of Class A common stock from 49,500,000 to 300,000,000.

      VOTE REQUIRED

      Approval of Proposal 2 will require the affirmative vote of the holders of at least a majority of the outstanding shares of Siskon Class A and Series 1 Class B common stock voting as a single class. Shareholders of Series A preferred stock do not have the right to vote on Proposal 2.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR PROPOSAL 2.

                                PROPOSAL THREE

                                  APPROVAL OF
                           AMENDED STOCK OPTION PLAN

      Siskon's Stock Option Plan currently provides for the granting of up to 660,500 shares (after adjustment for the consolidation) of Class A common stock. On June 4, 1997, subject to shareholder approval, the Board of Directors approved an amendment to the Stock Option Plan (herein the "Plan") to increase the number of shares of Class A common stock issuable under the Plan by an additional 10,000,000 shares in order to assure that the Stock Option Plan will continue to have sufficient shares to serve as a vehicle to attract and retain the services of key employees and to help such key employees realize a direct proprietary interest in Siskon. In addition, the board has amended the Plan to comply with Rule 16b-3 promulgated by the SEC. The other terms of the Plan remain unchanged.

DESCRIPTION OF THE PLAN.

      The following is a summary of the principal provisions of the Plan in effect prior to the amendment described in this Proposal Two. The summary is not intended to be a complete description of all the terms and provisions of the Plan. Any shareholder of Siskon may obtain a complete copy of the Plan upon written request to the Secretary of Siskon at its principal office in Grass Valley, California.

ADMINISTRATION. The Plan is administered by the Stock Option and Compensation Committee (herein the "Committee"). The Committee is responsible for the operation of the Plan and, subject to the terms thereof, makes all determinations regarding (i) participation in the Plan by employees of Siskon or subsidiaries and (ii) the nature and extent of such participation. The interpretation and construction of any provisions of the Plan by the Committee shall be final. The Board may at any time remove a Committee member and appoint a successor, provided the successor is a disinterested Board member.

      The Plan provides that Committee members receive options to purchase 1,500 shares of Class A common stock under the Plan provided that the Committee member serves as such for the entire year. Committee members shall not otherwise be entitled to participate in the Plan. Options shall be granted to Committee members for each year provided that the Committee member has served as such for the entire year and shall have a term of five years and an exercise price equal to the closing price of Siskon's Class A common stock as of the last business day of the calendar year. The options granted to Committee members shall be subject to similar forfeiture provisions and other restrictions as other participants under the Plan.

      Other than the ability to receive options, Committee members shall serve without compensation, unless otherwise determined by the Board, provided that Siskon shall pay the expenses of such members incurred in the administration of the Plan, subject to approval of the Board.

ELIGIBILITY. The Plan provides for the grant of options to officers, directors and employees of Siskon (herein "participants"). The Committee determines which participants are to be granted options under the Plan. The options under the Plan which have not been granted may be granted to the participants except that Committee members may only receive options granted to them as Committee members.

TERMS OF OPTIONS. Each option will be evidenced by a stock option agreement between Siskon and the participants to whom such option may be granted. Options granted to persons other than Committee members under the Plan shall have a term of up to 10 years, as determined by the Committee, and shall be subject to the following additional terms and conditions:

EXERCISE OF THE OPTION. Options shall become exercisable during a period or during such periods as the Committee shall determine and may be specifically conditioned upon achieving specified performance goals. An option may be exercised by giving written notice of exercise to Siskon, specifying the number of full shares of Class A common stock to be purchased and tendering payment to Siskon of the purchase price. The Committee may, in its discretion, allow a participant to pay the option price over such period of time as the Committee shall, from time to time, designate, provided that the participant shall execute a promissory note evidencing the debt on such terms and conditions as is determined by the Committee. Interest at prime rate shall be paid on any such promissory note and payment of the note in full must occur at the time of the sale of the underlying stock.

OPTION  PRICE.   The option price will be determined by the Committee and shall be the fair market value of Siskon's Class A common stock on the date of grant, based upon the closing price of the Class A common stock on that date.

EMPLOYMENT AGREEMENT.   The  Committee  may  include  in  an option agreement a
condition that the participant shall agree to remain in the employ of Siskon for a specified period of time following the date of grant.

TERMINATION OF STATUS AS AN EMPLOYEE OR DIRECTOR. If the participant ceases to serve as an employee, officer or director of Siskon, the options held by the optionee may be exercised within 90 days after the date he ceases to be an employee, officer or director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination and after such 90-day period all unexercised options shall terminate. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

DEATH. If an optionee should die while serving as an employee, officer or director of Siskon, the options held by the participant may be exercised by the participant's estate at any time within six months after the death and shall terminate thereafter. If a participant should die within one month after ceasing to serve as an employee, officer or director of Siskon, the options may be exercised within six months after the death to the extent the option was exercisable on the date of such death. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

SUSPENSION OR TERMINATION OF OPTIONS. No options shall be exercisable by any person after its expiration date. If the Committee reasonably believes that a participant has committed an act of misconduct, the Committee may suspend the participant's right to exercise any option pending a final determination by the Committee. If the Committee determines a participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to Siskon, breach of fiduciary duty or deliberate disregard of Siskon's rules resulting in loss, damage or injury to Siskon, or if a participant makes an unauthorized disclosure of any Siskon trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Siskon customer to breach a contract with Siskon, or induces any principal for whom Siskon acts as an agent to terminate such agency relationship, neither the participant nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Committee shall act fairly and in good faith and shall give the participant an opportunity to appear and present evidence on the participant's behalf at a hearing before the Committee. The determination of the Committee shall be final and conclusive unless overruled by the Board of Directors.

NONTRANSFERABILITY OF OPTIONS. An option is nontransferable, other than by will or the laws of descent and distribution, and is exercisable only by the participant during his or her lifetime or, in the event of death, by the executors, administrators, legatees or heirs of his or her estate during the time period provided above.

HOLDING REQUIREMENTS. Options granted to officers or directors pursuant to the Plan will not be subject to any holding requirements unless otherwise stated in the Stock Option Agreement.

OTHER  PROVISIONS.   The  option  agreement  may  contain   such  other  terms,
provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event any change, such as stock split, is made in Siskon's capitalization which results in an exchange of Class A common stock for a greater or lesser number of shares, an appropriate adjustment shall be made in the option price and in the number of shares subject to the option. In the event of the proposed dissolution or liquidation of Siskon, all outstanding options shall automatically terminate, provided that the participant shall have the right, immediately prior to the dissolution or liquidation, to exercise his or her options. In the event of the sale of all or substantially all of Siskon's assets or the merger of Siskon with or into another corporation, (i) if Siskon is the surviving corporation following a merger or consolidation each option shall, upon exercise, entitle the holder to the issuance of securities to which a holder of the number of shares of Class A common stock subject to the option would be entitled after the merger or consolidation, or (ii) all options shall otherwise terminate, provided that the participant shall have the right, immediately prior to the merger, consolidation, dissolution or liquidation to exercise his or her options.

AMENDMENT AND TERMINATION. The Board of Directors may amend the Plan at any time or from time to time or may terminate it without approval of the shareholders; provided, however, that shareholder approval is required for any amendment which increases the number of shares for which options may be granted, changes the designation of the class of persons eligible to be granted options, or materially increases the benefits which may accrue to participants under the Plan. Notwithstanding the foregoing, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the Plan without the consent of the participant.

VOTE REQUIRED

      The affirmative vote of the majority of shares of Class A common stock and Series 1 Class B common stock present or represented and voting as a class at the Meeting is required to approve Proposal Two.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF AMENDMENTS TO THE SISKON STOCK OPTION PLAN.


                                 PROPOSAL FOUR

                         APPROVAL OF REINCORPORATION

      The Board of Directors has unanimously approved, subject to shareholder approval, a change in Siskon's State of incorporation from California to Nevada with the formation of a holding company corporate structure.

      The board believes that the laws of the State of Nevada are favorable to mining companies. Many major mining companies are incorporated in Nevada. Siskon believes that incorporation to the State of Nevada and the formation of a holding company will provide it with flexibility for future financings, including, but not limited to, a possible rights offering to existing shareholders.

      In the following discussion of Proposal Three, the term "Siskon" refers to the existing company and the term "Siskon-Nevada" refers to Siskon Gold Corporation, a Nevada corporation, a wholly-owned subsidiary of Siskon, and the term "Siskon-California" refers to the wholly-owned subsidiary of Siskon-Nevada who will merge with Siskon.

      Siskon-Nevada was formed for the specific purpose of effectuating the reincorporation to the State of Nevada. Siskon-Nevada's authorized number of common stock is 300 million and authorized number of preferred stock is 10 million. The authorized number of common stock of Siskon-Nevada is substantially higher than the authorized number of common stock of Siskon. The board decided to increase the number of authorized common and preferred stock in contemplation of a possible rights offering to its existing shareholders.

GENERAL

      The proposed reincorporation will be effected by the creation of Siskon-Nevada and the creation of Siskon-California as a wholly-owned subsidiary of Siskon-Nevada. Pursuant to an Agreement of Merger, substantially in the form attached hereto as Exhibit A (the "Merger Agreement"), Siskon will merge with and into Siskon-California and the shareholders of Siskon will become shareholders of Siskon-Nevada.

      Upon the effectiveness of the Merger (the "Effective Date"), (i) the legal existence of Siskon-California as a separate corporation will cease, (ii) Siskon will succeed to the assets and assume the liabilities of Siskon-California, and (iii) each outstanding share of Siskon common stock (Class A and Series 1 Class B) $.001 par value, and each share of Series A preferred stock, $.001 par value, will automatically be converted into one share of common stock (Class A or Series 1 Class B, as the case may be), $.001 par value, or one share of Series A preferred stock, $.001 par value, of Siskon-Nevada (the "Nevada Stock"). Each outstanding certificate representing a share or shares of Siskon Class A or Series 1 Class B common stock or Series A preferred stock will continue to represent the same number of respective shares of Siskon-Nevada. THUS, IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF SISKON TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF SISKON-NEVADA. It is anticipated that subsequent to the Merger and the conversion of the Siskon Class A common stock into Siskon-Nevada Class A common stock, the Siskon Class A common stock will be quoted on the OTC Bulletin Board without interruption, and that the delivery of existing Siskon-Nevada Class A or Series 1 Class B common stock or Series A preferred stock certificates will constitute "good delivery" of shares of Siskon-Nevada in transactions subsequent to the Merger.

      Implementation of the Proposal Four will effect a change in the legal domicile of Siskon by the creation of a Nevada holding company and certain other changes of a legal nature, but will not result in change in the name, business, management, location of the principal executive offices, or assets, liabilities or net worth of Siskon (on a consolidated basis). Further, except as explained herein, Proposal Four will not result in any substantial differences between the charter documents of Siskon and Siskon-Nevada, other than the establishment of a holding company structure with Siskon as a subsidiary of Siskon-Nevada. However, as a result of the corporate laws of the States of California and Nevada which differ in some areas, some differences between the charter documents of Siskon and Siskon-Nevada do exist. See "Principal Differences Between the Bylaws of Siskon and Siskon-Nevada." Siskon's stock option plan, including any amendments thereto, will become Siskon-Nevada's stock option plan, and each outstanding option issued pursuant thereto will automatically be converted into an option to purchase the same number of shares of Siskon-Nevada stock, at the same option price per share and upon the same terms and subject to the same conditions as set forth in such stock option plans. Siskon's other employee benefit plans and arrangements will also become Siskon-Nevada's employee benefit plans upon the same terms and subject to the same conditions.

      In accordance with California law, the affirmative vote of the holders of at least a majority of the outstanding shares of Siskon Class A common stock, Series 1 Class B common stock, and Series A preferred stock voting as separate classes is required for approval of Proposal Four, including approval of the Merger Agreement and the other terms of the proposed Merger. It is anticipated that the Merger will become effective as soon as practicable following shareholder approval. However, pursuant to the Merger Agreement, the Merger (and thus the proposed Reincorporation) may be abandoned, even after shareholder approval has been obtained, if circumstances arise which, in the opinion of Siskon's Board of Directors, make it inadvisable to proceed with the Merger. In addition, the Merger Agreement may be amended prior to the Effective Date, either before or after shareholder approval thereof, subject to applicable law. Under California law, dissenters' appraisal rights are not available to holders of Siskon's Class A and Series 1 Class B common stock and Series A preferred stock in connection with Proposal Four.

PRINCIPAL REASONS FOR REINCORPORATION

      Siskon believes that the creation of a holding company under Nevada law will facilitate future capital raising including, but not limited to, a possible rights offering to existing shareholders.

POSSIBLE DISADVANTAGES

      Siskon believes that there are no material disadvantages to Proposal Four, although, as discussed below, Nevada law tends to provide management with more corporate flexibility than California law.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND NEVADA

      The corporation laws of California and Nevada differ in a number of respects. It is impracticable to summarize all of the differences in this Proxy Statement, but certain significant differences between the corporation laws of California and Nevada that could materially affect the rights of shareholders of Siskon are as follows:

      1. CLASSIFICATION OF THE BOARD OF DIRECTORS. California law permits, but does not require, the adoption of a classified Board of Directors pursuant to which the directors can be divided into as many as three classes with staggered terms of office and with only one class of directors coming up for election each year. Although California law allows the future classification of the Board of Directors upon a vote of the stockholders, Siskon's Articles of Incorporation do not currently provide for a classified board. Nevada law states that the bylaws or articles may provide for the classification of directors upon the vote of shareholders. The Articles of Incorporation of Siskon-Nevada do not provide for a classified board of directors.

      2. CUMULATIVE VOTING FOR DIRECTORS. Under cumulative voting, each share of stock entitled to vote in the election of directors has a number of votes equal to the number of directors to be elected. A shareholder may then cast all of his votes for a single candidate, or may allocate them among as many candidates as such shareholder may choose. Under California law, a company with securities listed on the NASDAQ National Market System may eliminate cumulative voting either in its articles of incorporation or bylaws. Consequently, when Siskon's Class A Common Stock was listed on the NASDAQ National Market System, Siskon's shareholders eliminated such cumulative voting. Under Nevada law, shares may not be cumulatively voted for the election of directors unless the articles of incorporation specifically provides for cumulative voting. The Articles of Incorporation of Siskon-Nevada do not provide for cumulative voting in the election of directors.

      3. CHANGE IN NUMBER OF DIRECTORS. Under California law, the board of directors may fix the exact number of directors or fix the exact number of directors within a range provided in the articles of incorporation or bylaws, but any change in the range must be approved by the shareholders. If no range is provided, any change in the authorized number of directors must be approved by the shareholders. The number of directors under Nevada law is similar to California law. The number of directors for Siskon-Nevada will not be less than five and more than nine.

      4. REMOVAL OF DIRECTORS. Under California law, a director may be removed without cause by shareholder vote, provided that the shares voted against such removal would not be sufficient to elect the director under cumulative voting rules. Under Nevada law, unless the articles of incorporation provide for a greater percentage any director may be removed from office by the vote of stockholders representing two-thirds of the outstanding voting power. In the event of cumulative voting, no director may be removed except on the vote of stockholders owning sufficient shares to have prevented his election to office in the first instance. Siskon-Nevada's articles of incorporation do not provide for a greater percentage than state law to remove a director.

      5. LIMITATION ON CALL OF SPECIAL MEETINGS OF SHAREHOLDERS. The Siskon-Nevada Bylaws, like Siskon's current Bylaws, provide that such meetings may be called by the Chairman of the Board of Directors, the President, or by shareholders entitled to cast not less than 10% of the votes at the meeting. Under Nevada law, a special meeting of shareholders may be called by the Board of Directors, the chairman of the board, the president, the holders of shares entitled to cast not less than 10% of the votes at the special meeting, or such additional persons as may be provided in the articles of incorporation or bylaws. Limitation of shareholders' rights to call special meetings would generally be considered to have an anti-takeover effect.

      6. SHAREHOLDER VOTE FOR MERGERS. Nevada law relating to mergers and other corporate reorganizations differs from California law in a number of respects. Generally, California law requires a shareholder vote in more situations than does Nevada law. Nevada law provides for a shareholder vote (except as indicated below and for certain mergers between a parent company and its 90% owned subsidiary) by both the acquiring and acquired corporations to approve mergers and by shareholders of the acquired corporation for the sale by a corporation of substantially all of its assets. California law, in addition to requiring a shareholder vote in the foregoing circumstances, provides for a shareholder vote of an acquiring corporation in either share-for-share exchanges or sale of assets reorganizations and a shareholder vote of any parent corporation whose equity securities are being issued or transferred in connection with a corporate reorganization. California law generally requires a class vote when a vote is required, whereas Nevada law generally does not.

      Nevada law does not require a shareholder vote of the surviving corporation in a merger if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each outstanding share of the surviving corporation before the merger is unchanged, and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to such issuance. California law contains a similar exception to shareholder voting requirements for reorganizations where shareholder control is not diluted more than one-sixth (1/6) as a result of the reorganization, although in California the dilution test applies to both surviving and nonsurviving corporations involved in the merger or reorganization.

      7. DISSENTERS' RIGHTS. Under both California and Nevada law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to receive cash equal to the fair market value of the shares held by such shareholder (as determined by a court of competent jurisdiction or by agreement of the shareholder and the corporation), in lieu of the consideration such shareholder would otherwise receive in the transaction. The laws of California and Nevada differ with respect to the circumstances under which dissenters' rights of appraisal are available. Nevada law does not require dissenters' rights with respect to (a) a sale-of-assets reorganization, (b) a merger by a corporation, the shares of which are either listed on a national securities exchange or widely-held (by more than 2,000 shareholders of record) if shareholders receive shares of the surviving corporation or of a listed or widely-held corporation, or (c) a merger in which the corporation is the surviving corporation provided that no vote of its shareholders is required to approve the merger. (For a discussion of the circumstances in which a vote of shareholders is not required, see "Shareholder Vote for Mergers"). California law does, in general, afford dissenters' rights in a sale-of-assets reorganization, and the exclusions from dissenters' rights in mergers are somewhat different from those in Nevada. For example, in the case of a corporation whose shares are listed on a national securities exchange, dissenters' rights would nevertheless be available in certain transactions for any shares with respect to which there are certain restrictions on transfer and for any class with respect to which 5% or more of such class claims dissenters' rights. Also, under California law, shareholders of a corporation involved in a reorganization are not entitled to dissenters' rights if the corporation, or its shareholders immediately before the reorganization, or both, will own more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity.

      8. LOANS TO OFFICERS. Under Nevada law, there is no specific restriction with respect to a corporation's making loans to, guarantying the obligations of, or otherwise assisting its officers or employees and those of its subsidiaries. However, such transactions may be void or voidable if the transaction at issue is not fair to the corporation at the time it is authorized or approved by the board. Under California law, a corporation may only make such a loan to, or guarantee for the benefit of, officers if such loan or guarantee is approved by a majority of the corporation's shareholders or, for corporations with 100 or more shareholders of record, by its board of directors pursuant to a shareholder-approved bylaw. The Bylaws of Siskon have such a bylaw and the bylaws of Siskon-Nevada will have a similar bylaw.

      9. INDEMNIFICATION. California and Nevada have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents, although Nevada's laws with respect to indemnification are slightly more permissive. For example, the laws of both states permit corporations to adopt a provision in their charter eliminating the liability of a director (and also an officer in the case of Nevada) to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care (and the fiduciary duty of loyalty as well in the case of Nevada). There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

      The Articles of Incorporation of Siskon eliminate the liability of directors to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard of the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

      The Articles of Incorporation of Siskon-Nevada likewise eliminates the liability of directors and officers to the fullest extent permissible under Nevada law. Under Nevada law, such provision may not eliminate or limit director or officer liability for: (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law; or (b) the payment of unlawful dividends or distributions.

      The limitations of liability provisions permissible under California and Nevada law also may not limit a director's liability for violation of, or otherwise relieve Siskon or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

      California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval.

      Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party) or the court handling the action.

      California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Nevada law which requires indemnification relating to a successful defense on the merits or otherwise). Nevada law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by a majority vote of a quorum of the stockholders that indemnification is proper in the circumstances. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

      10. INSPECTION OF SHAREHOLDERS' LIST. Nevada law permits any person who has been a shareholder of record for at least 6 months, or any person holding at least 5% of all outstanding shares, to inspect the shareholders' list of a corporation for a purpose reasonably related to such person's interest as a shareholder. California law provides for an absolute right of inspection of a shareholders' list for persons holding 5% or more of the corporation's voting shares or persons holding 1% or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission relating to the election of directors. (Generally, a Schedule 14B must be filed by any shareholder engaged in the solicitation of proxies, as such terms are defined by the federal securities laws, in connection with a contested election of directors.)

      11. PAYMENTS OF DIVIDENDS. Nevada law permits the payment of dividends if, after the dividends have been paid, the corporation is able to pay its debts as they become due in the usual course of business (equity test for insolvency), and the corporation's total assets are not less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the dividend payment, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the dividend (balance sheet test for insolvency). In addition, Nevada law generally provides that a corporation may redeem or repurchase its shares only if the same equity and balance sheet tests for insolvency are satisfied. In determining whether the balance sheet test has been satisfied, the board may: (i) use financial statements prepared on the basis of accounting practices that are reasonable under the circumstances; (ii) make its determination based on a fair valuation, including, but not limited to, unrealized appreciation and depreciation; or (iii) make its determination based upon any other method that is reasonable in the circumstances.

      Under California law, any distributions (including dividends and repurchases of shares) are limited either to retained earnings or to an amount that would leave the corporation with tangible assets in an amount equal to at least 125% of its tangible liabilities and with current assets in an amount at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expenses for such years). Such limitations are applied on a consolidated basis.

      12. STOCK SPLITS AND REVERSE STOCK SPLITS. Under California law, no shareholder approval is necessary for a corporation to effect a stock split by an amendment to its articles of incorporation. However, shareholder approval is necessary to effect a reverse stock split. Under Nevada law, the board of directors may effect a stock split or reverse stock split without shareholder approval provided that the stock split or reverse stock split is applied on the outstanding and authorized shares proportionally.

PRINCIPAL  DIFFERENCES   BETWEEN   THE  BYLAWS  OF  SISKON-NEVADA  AND  SISKON-
CALIFORNIA.

      The Bylaws of Siskon-California will differ from the Bylaws of Siskon-Nevada in the following principal respects:

      1. SIZE OF BOARD OF DIRECTORS. Pursuant to Section 2 of Article III of Siskon-Nevada's Bylaws, the number of directors will be not less than three nor more than nine. The number or range of authorized directors of Siskon-Nevada can be changed by Board resolution alone through an amendment to the Bylaws.

      Under California law, although changes in the number of authorized directors can only be made with the approval of the majority of the outstanding shares, the board of directors may fix the exact number of directors within a stated range set forth in the articles or Bylaws if that stated range has been approved by the shareholders.

      The Bylaws of Siskon-Nevada will initially provide that the authorized number of directors will be not less than three nor more than nine. If the Reincorporation Proposal is approved, the directors of Siskon-California on the Effective Date of the Merger will continue to serve as directors of Siskon-Nevada after the Merger.

      2. LOANS TO OFFICERS. Under California law, a board of directors of a corporation, acting alone, may approve a loan or guaranty to an officer, or approve an employee benefit plan authorizing such a loan or guaranty, if a bylaw approved by the shareholders authorizes the board to so act. Section 16 of Article III of Siskon's Bylaws authorizes the board to approve such a loan or guaranty to officers. Such board approval, however, would need a vote sufficient without counting the vote of any interested director and the board must determine that such a loan or guaranty or plan may reasonably be expected to benefit the corporation.

      Under Nevada law, the board of directors, acting alone, could approve such a loan without a bylaw approved by the shareholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

      No gain or loss will be recognized to Siskon with respect to the transfer of its assets to Siskon-California, a wholly-owned subsidiary of Siskon-Nevada, solely in exchange for shares of Siskon-Nevada and the assumption by Siskon of the liabilities of Siskon-California (Internal Revenue Code Sections
sections  361(a)  and  357(a)).   References   to   sections   herein
constitute references to the Internal Revenue Code of 1986, as amended.

      No gain or loss will be recognized to Siskon-California upon the receipt of the assets of Siskon in exchange for Siskon-Nevada common stock or Series A
preferred stock  (section 1032(a)).   The basis of the assets of Siskon in the
hands of Siskon-California will be the same as the basis of such assets in the hands of Siskon immediately prior to the exchange (section 362(b)).

      The holding period of the assets of Siskon acquired by Siskon-California will include the period during which those assets were held by Siskon immediately prior to the exchange (<section>1223(2)).

      No gain or loss will be recognized to the shareholders of Siskon upon the receipt of Siskon-Nevada common stock or Series A preferred stock solely in exchange for their Siskon common stock or Series A preferred stock (section 354(a)(1)). The basis of the shares of Siskon-Nevada common stock or Series A preferred stock received by shareholders of Siskon will be, in each instance, the same as the basis of the Siskon common stock or Series A
preferred  stock surrendered in exchange  therefor  (section 358(a)(1)).   The
holding period of the Siskon-Nevada common stock or Series A preferred stock to be received by the shareholders of Siskon will include the holding period of the Siskon common stock or Series A preferred stock surrendered in exchange therefor, provided the shares of Siskon common stock or Series A preferred stock were held as a capital asset on the date of the exchange (section 1223(1)).

      For the purpose of section 381 of the Code, Siskon-Nevada will be treated as if there had been no reorganization. Accordingly, the taxable year of Siskon will not end on the Effective Date of the Merger and the tax attributes of Siskon enumerated in section 381(c) shall be taken into account by Siskon-Nevada as if there had been no reorganization (section 1.381(b)- 1(a)(2) of the Income Tax Regulations). The part of the taxable year of Siskon before the reorganization and the part of the taxable year of Siskon-Nevada after the reorganization will constitute a single tax year of Siskon-Nevada and, therefore, Siskon will not be required to file a federal income tax return for any portion of such taxable year (Revenue Ruling 57-276, 1957-1 C.B. 126).

RIGHTS OF DISSENTING SHAREHOLDERS

      Dissenters' rights are not available to holders of Siskon's Class A and Series 1 Class B common stock and Series A preferred stock with respect to Proposal Four.

VOTE REQUIRED

      Approval of Proposal Four will require the affirmative vote of the holders of at least a majority of the outstanding shares of Siskon Class A and Series 1 Class B common stock and Series A preferred stock voting separately as classes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR PROPOSAL FOUR.


                                 OTHER MATTERS

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

      For the calendar year 1997, the Board of Directors will retain Coopers & Lybrand L.L.P. for its annual audit. A representative of Coopers & Lybrand L.L.P. may be present at the 1996 Annual Meeting of Shareholders to be available to respond to appropriate questions from shareholders.

OTHER MATTERS

      As of the date of this proxy statement, the Board of Directors of Siskon knows of no other matters that may or are likely to be presented at the Meeting. However, in event other matters are presented at the Meeting, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgement in such matters pursuant to discretionary authority granted in the proxy.

SHAREHOLDER PROPOSALS

      Shareholder proposals to be included in the Siskon's proxy statement and proxy for its 1998 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the SEC and must be received by Siskon no later than December 28, 1998.

ADDITIONAL INFORMATION

      Accompanying or preceding this proxy statement, each shareholder has received Siskon's 1996 Annual Report containing Siskon's 1996 audited financial statements, including the report of its independent public accountants. Upon receipt of a written request, Siskon will furnish to any shareholder, without charge, a copy of Siskon's 1996 Form 10-KSB filed with the SEC under the Securities Exchange Act of 1934 (including the financial statements but not including the exhibits thereto). Shareholders should direct any request to Siskon Gold Corporation, 350 Crown Point Circle, Suite 100, Grass Valley, California 95945, Attention: Michael K. Epstein, Corporate Secretary.

                                    SISKON GOLD CORPORATION

                                    By Order of the Board of Directors


                                           MICHAEL K. EPSTEIN
                                    Michael K. Epstein, Corporate Secretary
Grass Valley, California
June 11, 1997

                            SISKON GOLD CORPORATION
          350 Crown Point Circle, Suite 100, Grass Valley, CA  95945

                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        THE UNDERSIGNED HEREBY APPOINTS MICHAEL K. EPSTEIN AND TIMOTHY A. CALLAWAY, AND EACH OF THEM, AS PROXIES WITH THE POWER TO APPOINT HIS OR HER OR THEIR SUCCESSOR, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL THE SHARES OF CLASS A COMMON STOCK OF SISKON GOLD CORPORATION ("SISKON"), HELD OF RECORD BY THE UNDERSIGNED ON JUNE 10, 1997, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 4, 1997, AT 10:00 A.M. (PACIFIC TIME), AT THE OFFICES OF BARTEL ENG LINN & SCHRODER, 300 CAPITOL MALL, SUITE 1100, SACRAMENTO, CALIFORNIA 95814 AND AT ANY AND ALL ADJOURNMENTS THEREOF.

1.      ELECTION OF DIRECTORS.

        FOR ALL NOMINEES LISTED BELOW _____          WITHOUT AUTHORITY ____
        (EXCEPT AS MARKED TO THE CONTRARY BELOW)     (TO VOTE FOR ALL NOMINEES
                                                      BELOW)

        (INSTRUCTIONS:   TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR ANY  INDIVIDUAL
        NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

        TIMOTHY A. CALLAWAY    MICHAEL K. EPSTEIN
        SCOTT E. BARTEL        DAVID A. LAWLER

2. A PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 49,500,000 TO 300,000,000.

        FOR _______           AGAINST _________      ABSTAIN _____

3. A PROPOSAL TO AMEND THE SISKON STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES SUBJECT TO THE PLAN FROM 660,500 SHARES TO 10,000,000 SHARES.

        FOR _______           AGAINST _________      ABSTAIN _____

4.      A  PROPOSAL  TO REINCORPORATE SISKON FROM THE STATE  OF  CALIFORNIA  TO
        NEVADA.

        FOR _______           AGAINST _________      ABSTAIN _____

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL NOS. 2, 3 AND 4.

        PLEASE SIGN EXACTLY AS NAME APPEARS ON THE SHARE CERTIFICATES. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


     __________________________________    __________________________________
     NAME (PRINT)                          NAME   (PRINT)  (IF HELD JOINTLY)

DATED: ____________

    __________________________________     __________________________________
    SIGNATURE                              SIGNATURE  (IF HELD JOINTLY)

    __________________________________     _________________________________

    __________________________________     _________________________________
    (ADDRESS)                              (ADDRESS)

I WILL ___ WILL NOT ___ ATTEND THE MEETING.
NUMBER OF PERSONS TO ATTEND _____.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                            SISKON GOLD CORPORATION
          350 Crown Point Circle, Suite 100, Grass Valley, CA  95945

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        THE UNDERSIGNED HEREBY APPOINTS MICHAEL K. EPSTEIN AND TIMOTHY A. CALLAWAY, AND EACH OF THEM, AS PROXIES WITH THE POWER TO APPOINT HIS OR HER OR THEIR SUCCESSOR, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL THE SHARES OF SERIES 1 CLASS B COMMON STOCK OF SISKON GOLD CORPORATION ("SISKON"), HELD OF RECORD BY THE UNDERSIGNED ON JUNE 10, 1997, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 4, 1997, AT 10:00 A.M. (PACIFIC TIME), AT THE OFFICES OF BARTEL ENG LINN & SCHRODER, 300 CAPITOL MALL, SUITE 1100, SACRAMENTO, CALIFORNIA 95814 AND AT ANY AND ALL ADJOURNMENTS THEREOF.

1.      ELECTION OF DIRECTORS.

        FOR ALL NOMINEES LISTED BELOW _____          WITHOUT AUTHORITY ____
        (EXCEPT AS MARKED TO THE CONTRARY BELOW)     (TO VOTE FOR ALL NOMINEES
                                                      BELOW)

        (INSTRUCTIONS:   TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR  ANY INDIVIDUAL
        NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

        TIMOTHY A. CALLAWAY    MICHAEL K. EPSTEIN
        SCOTT E. BARTEL        DAVID A. LAWLER


2. A PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 49,500,000 TO 300,000,000.

        FOR _______           AGAINST _________      ABSTAIN _____

3. A PROPOSAL TO AMEND THE SISKON STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES SUBJECT TO THE PLAN FROM 660,500 SHARES TO 10,000,000 SHARES.

        FOR _________         AGAINST _________      ABSTAIN _____

4.      A  PROPOSAL  TO REINCORPORATE SISKON FROM THE STATE  OF  CALIFORNIA  TO
        NEVADA.

        FOR _______           AGAINST _________      ABSTAIN _____

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL NOS. 2, 3 AND 4.

        PLEASE SIGN EXACTLY AS NAME APPEARS ON THE SHARE CERTIFICATES. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


    __________________________________       __________________________________
    NAME (PRINT)                             NAME (PRINT)  (IF HELD JOINTLY)

DATED: ____________

    __________________________________       __________________________________
    SIGNATURE                                SIGNATURE  (IF HELD JOINTLY)

    __________________________________       _________________________________

    __________________________________       _________________________________
    (ADDRESS)                                (ADDRESS)

I WILL ___ WILL NOT ___ ATTEND THE MEETING.
NUMBER OF PERSONS TO ATTEND _____.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                            SISKON GOLD CORPORATION
          350 Crown Point Circle, Suite 100, Grass Valley, CA  95945

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        THE UNDERSIGNED HEREBY APPOINTS MICHAEL K. EPSTEIN AND TIMOTHY A. CALLAWAY, AND EACH OF THEM, AS PROXIES WITH THE POWER TO APPOINT HIS OR HER OR THEIR SUCCESSOR, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL THE SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK OF SISKON GOLD CORPORATION ("SISKON"), HELD OF RECORD BY THE UNDERSIGNED ON JUNE 10, 1997, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 4, 1997, AT 10:00 A.M. (PACIFIC TIME), AT THE OFFICES OF BARTEL ENG LINN & SCHRODER, 300 CAPITOL MALL, SUITE 1100, SACRAMENTO, CALIFORNIA 95814 AND AT ANY AND ALL ADJOURNMENTS THEREOF.



4.      A  PROPOSAL  TO  REINCORPORATE  SISKON  FROM THE STATE OF CALIFORNIA TO
        NEVADA.

        FOR _______           AGAINST _________      ABSTAIN _____



        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 4.

        PLEASE SIGN EXACTLY AS NAME APPEARS ON THE SHARE CERTIFICATES. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


   __________________________________      __________________________________
   NAME (PRINT)                            NAME (PRINT)  (IF HELD JOINTLY)

DATED: ____________

   __________________________________      __________________________________
   SIGNATURE                               SIGNATURE  (IF HELD JOINTLY)

   __________________________________      _________________________________

   __________________________________      _________________________________
   (ADDRESS)                               (ADDRESS)

I WILL ___ WILL NOT ___ ATTEND THE MEETING.
NUMBER OF PERSONS TO ATTEND _____.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                             EXHIBIT A
                    FORM OF AGREEMENT OF MERGER


     THIS AGREEMENT OF MERGER (this "Agreement") is entered into as of this ___ day of _________, 1997, between Siskon Gold Acquisition Corporation, a California corporation ("Acquisition Corp."), Siskon Gold Corporation, a California corporation ("Siskon-California") and Siskon Gold Corporation, a Nevada corporation ("Siskon-Nevada"). (Acquisition Corp., Siskon-California and Siskon-Nevada are hereinafter collectively referred to as the "Constituent Corporations").

     WHEREAS,   Siskon-Nevada  is  a  wholly-owned  subsidiary  of  Siskon-
California; and

     WHEREAS, Acquisition  Corp.  is  a  wholly-owned subsidiary of Siskon-
Nevada; and

     WHEREAS,  the  respective  Boards  of  Directors  of  the  Constituent
Corporations have determined that, for the purpose of effecting the reincorporation of Siskon-California in the State of Nevada, it is advisable and to the advantage of the corporations to utilize a holding company corporate structure; and

     WHEREAS, in connection therewith and to facilitate the reincorporation, Siskon-California will merge with and into Acquisition Corp. and the shareholders of Siskon-California will become shareholders of Siskon-Nevada (the "Merger") and upon the effectiveness of the Merger, provided herein, the legal existence of Acquisition Corp. as a separate corporation will cease and Siskon-California will become a wholly-owned subsidiary of Siskon-Nevada.

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

                             ARTICLE I
                              MERGER

     1.1. THE MERGER. In accordance with the provisions of this Agreement and the Nevada Corporations Code (the "Corporation Law"), on the date on which this Agreement and the properly executed officers' certificates of each Constituent Corporation or when the properly executed certificate of merger is filed and accepted by the Nevada Secretary of State as required by Section 78.458 of the Corporation Law (the "Effective Date" or
"Effective Time"), Siskon-California shall be merged with and into Acquisition Corp., in the manner of and as more fully set forth in Sections
78.451 through 78.459 of the Nevada Corporations Code (the "Merger"), the separate existence of Acquisition Corp. shall cease and Siskon-California shall continue as the surviving corporation (the "Surviving Corporation") under its present corporate name and as a wholly owned subsidiary of Siskon-Nevada.

     1.2. THE SURVIVING CORPORATION. On the Effective Date, the Surviving Corporation shall succeed Acquisition Corp., without other transfer, to all the rights and property of Acquisition Corp. and shall be subject to all the debts, obligations and liabilities of Acquisition Corp. in the same manner as if the Surviving Corporation had itself incurred them; all rights of creditors and all liens upon the property of each of the Constituent Corporations shall be preserved unimpaired.

                            ARTICLE II
                 CONVERSION AND EXCHANGE OF SHARES

     2.1. STOCK OF SISKON-CALIFORNIA. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of Siskon-California Class A Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of Siskon-Nevada Class A Common Stock, and each share of Siskon-California Series 1 Class B Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of Siskon-Nevada Class B Common Stock.

     2.2. STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of Siskon-California shall be deemed for all purposes to evidence ownership of and to represent shares of Siskon-Nevada into which the shares of Siskon-California represented by such certificates have been converted as herein provided. The registered owner on the books and records of Siskon-California or its transfer agent of any such outstanding stock certificate shall have and shall be entitled, until such certificate shall have been surrendered for transfer or otherwise accounted for to Siskon-Nevada or its transfer agent, to exercise any voting or other rights with respect to and receive any dividend or other distributions upon the shares of Siskon-Nevada evidenced by such outstanding certificate as provided above.

     2.3. OPTIONS. Each option to purchase shares of Siskon-California Class A Common Stock granted under Siskon-California's Stock Option Plan which is outstanding on the Effective Date, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase the same number of shares of Siskon-Nevada Class A Common Stock at the same option price per share, and upon the same terms and subject to the same conditions as set forth in the Siskon-California Stock Option Plan under which such options were granted, as in effect on the Effective Date. As of the Effective Date, the Siskon-California Stock Option Plan shall become the Siskon-Nevada Stock Option Plan and all obligations of Siskon-California under the Siskon-California Stock Option Plan shall be assumed by Siskon-Nevada including all outstanding options granted pursuant to the Stock Option Plan. Upon approval of this Merger Agreement by shareholders of Siskon-California and Siskon-Nevada, the shareholders of Siskon-California and Siskon-Nevada shall be deemed to have adopted and approved the assumption of the Siskon-California Stock Option Plan by Siskon-Nevada under the same terms and conditions that the Siskon-California Stock Option Plan was previously adopted and approved by shareholders of Siskon-California, as amended.

     2.4. OTHER  EMPLOYEE  BENEFIT  PLANS.   Upon  the Effective Date,  the
obligations of Siskon-California under or with respect to every plan, trust, program and benefit then in effect or administered by Siskon-California on behalf or for the benefit of the officers and employees of Siskon-California, including plans, trusts, programs and benefits administered by Siskon-California in which subsidiaries of Siskon-California, their officers and employees currently are permitted to participate (the "Employee Benefit Plans"), shall become the lawful obligations of Siskon-Nevada and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

     2.5. COMMON STOCK OF SISKON-NEVADA. Upon the Effective Date, the previously outstanding 10 shares of Class A Common Stock of Siskon-Nevada registered in the name of Siskon-California and which shall, by reason of the Merger, be reacquired by Siskon-Nevada, shall be retired and shall resume the status of authorized and unissued shares of Class A Common Stock of Siskon-Nevada.


                            ARTICLE III
                     THE SURVIVING CORPORATION

     3.1. CORPORATE DOCUMENTS. The Articles of Incorporation of Siskon-California, as in effect on the Effective Date, shall continue to be the Articles of Incorporation of Siskon-California as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of Siskon-California, as in effect on the Effective Date, shall continue to be the Bylaws of Siskon-California as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Articles of Incorporation and Bylaws of Siskon-Nevada, as in effect on the Effective Date, shall continue in force and effect without change or amendment until further amended in accordance with the provisions thereof and applicable law.

     3.2. DIRECTORS AND OFFICERS. The directors and officers of Siskon-California on the Effective Date shall be and become directors and officers, holding the same titles and positions, of Siskon-Nevada on the Effective Date, and after the Effective Date shall serve in accordance with the Bylaws of Siskon-Nevada.

     3.3. FURTHER ASSURANCES. From time to time, as and when required by Siskon-Nevada or by its successors and assigns, there shall be executed and delivered on behalf of Siskon-California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in Siskon-Nevada the title to and possession of all the property interests, assets, rights, privileges, immunities, powers, franchises and authority of Siskon-California, and otherwise to carry out the purposes and intent of this Merger Agreement, and the officers and directors of Siskon-Nevada are fully authorized in the name and on behalf of Siskon-California or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

     3.4. PLAN OF REORGANIZATION. This Merger Agreement constitutes a plan of reorganization to be carried out in the manner, on the terms, and subject to the conditions herein set forth.

     3.5. RIGHTS AND DUTIES OF SISKON-CALIFORNIA. On the Effective Date, for all purposes, the separate existence of Acquisition Corp. shall cease and shall be merged with and into Siskon-California. Siskon-California, as the surviving corporation, shall continue and all property (real, personal and mixed, all debts due on whatever account, all choices in action, and all and every other interest of or belonging to or due to Siskon-California; and the title to any real estate, or any interest therein, vested in Siskon-California shall not revert or be in any way impaired by reason of such Merger; and Siskon-California shall continue to be responsible and liable for all of its liabilities and obligations and any claim existing, or action or proceeding pending, by or against Siskon-California. If at any time Siskon-Nevada shall consider or be advised that any assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of Siskon-California in Siskon-Nevada according to the terms hereof, the officers and directors of Siskon-Nevada are empowered to execute and make all such property assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in Siskon-Nevada, and otherwise to carry out the purposes of this Merger Agreement.

                            ARTICLE IV
                           MISCELLANEOUS

     4.1. AMENDMENT. Prior to shareholder approval, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of Siskon-Nevada, Siskon-California and Acquisition Corp. After shareholder approval, this Merger Agreement may be amended in any manner (except that Section 2.1 and any of the other principal terms may not be amended without the approval of the shareholders of Siskon-California) as may be determined in the judgment of the respective Boards of Directors of Siskon-Nevada, Siskon-California and Acquisition Corp. to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

     4.2. ABANDONMENT. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either Siskon-California, Siskon-Nevada or Acquisition Corp., notwithstanding approval of this Merger Agreement by the shareholders of Siskon-California and by the sole shareholder of Siskon-Nevada and Acquisition Corp.

     4.3. COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Boards of Directors of Siskon-California, Siskon-Nevada and Acquisition Corp., has been executed on the date set forth above on behalf of each of said two corporations by their respective duly authorized officers.

                              SISKON GOLD CORPORATION,
                              a California corporation


                              By   TIMOTHY A. CALLAWAY
                                  Timothy A. Callaway, President
(Corporate Seal)

Attest:

MICHAEL K. EPSTEIN
Michael K. Epstein, Secretary


                              SISKON GOLD CORPORATION,
                              a Nevada corporation


                              By    TIMOTHY A. CALLAWAY
                                  Timothy A. Callaway, President

(Corporate Seal)

Attest:

MICHAEL K. EPSTEIN
Michael K. Epstein, Secretary

                              SISKON GOLD ACQUISITION CORPORATION,
                              a Nevada corporation


                              By   TIMOTHY A. CALLAWAY
                                  Timothy A. Callaway, President

(Corporate Seal)

Attest:

MICHAEL K. EPSTEIN
Michael K. Epstein, Secretary